Noble Corporation plc First Quarter 2024 Earnings Conference Call May 7, 2024

Disclaimer Forward-Looking Statements This presentation and the conference call to which it pertains contains “forward-looking statements” about Noble Corporation plc’s (“Noble” or the “Company”) within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this presentation and the conference call are forward looking statements, including those regarding future guidance, including revenue, capital additions, and adjusted EBITDA, margin estimates, run rates, tax payments and any estimated weighting of such guidance to specific timeframes, the offshore drilling market and demand fundamentals generally, as well as those in specific markets and geographies, realization and timing of integration synergies, related costs to achieve, free cash flow expectations, capital expenditure, capital additions, capital allocation expectations including planned dividend and share repurchases, rig acquisitions or divestitures, rig activation, contract backlog, rig demand, expected future contracts, anticipated contract start dates, dayrates and duration, fleet condition and utilization, financial performance and position, inflation expectations and our plans, objectives, expectations and intentions related to the Noble-Maersk merger. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might,“ “on track,” "plan," “possible,” “potential,” “predict,” "project," "should," "would," "shall," “target,” "will" and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertain-ties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. The Company defines net capital expenditures as capital expenditures net of reimbursements and insurance proceeds, and we define Capital Additions as additions to property and equipment. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable for-ward-looking GAAP financial measure without unreasonable effort. 2

Summary Quarterly Dividend Declared at $0.40 for Q2 $400M of capital returned to shareholders cumulatively Q4 2022 – Q2 2024 Approximately $215M in New Contracts Since Last Quarter Venturer, Viking, Voyager, Innovator 2024 Outlook: Guidance Unchanged Adjusted EBITDA and FCF H2 Weighted Q1 Adjusted EBITDA of $183M, Free Cash Flow of ($38M) 3

First Quarter Financial Highlights Adjusted EBITDA $183M $201M Net capital expenditures $167M $123M Free cash flow ($38M) $165M Net debt $374M $225M Backlog $4.4B $4.6B Liquidity $739M $903M Adjusted EBITDA margin 29% 31% Leverage 0.5x 0.3x 4 Prior quarter figures for Q4 2023 shown below

Current Backlog Stands at $4.4 Billion 0 300 600 900 1.200 1.500 1.800 2.100 2024 2025 2026 2027 1.523 1.391 990 439 Floaters Jackups 75% 41% 12%25% Percentage of available days committed1 Backlog ($B) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 5/6/2024 fleet status 5 1.5 1.4 1.0 0.4

Deepwater Fleet Overview 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 DRILLSHIPS Noble Tom Madden (7g dual BOP) Noble Globetrotter I (6g) Noble Sam Croft (7g dual BOP) Noble Globetrotter II (6g) Pacific Meltem (7g dual BOP) – cold stacked Pacific Scirocco (6g) – cold stacked Noble Don Taylor (7g dual BOP) SEMISUBMERSIBLES Noble Bob Douglas (7g dual BOP) Noble Deliverer (6g) Noble Developer (6g) Noble Faye Kozack (7g dual BOP) Noble Valiant (7g dual BOP) Noble Discoverer (6g) Noble Viking (7g) Noble Venturer (7g dual BOP) Noble Voyager (7g dual BOP) Noble Stanley Lafosse (7g dual BOP) Noble Gerry de Souza (6g dual BOP) Firm contracts, excluding options, per 5/6/24 fleet status Recent Highlights • Venturer: three wells (~150 days) with Trident Energy in Equatorial Guinea, expected to commence in June 2024; next, two wells (~100 days) with Rhino Resources in Namibia, plus options • Viking: three wells (plus one well option) with Prime Energy in the Philippines • Voyager: one well option exercised by Petronas in Suriname 6

Jackup Fleet Overview 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Noble Invincible (CJ70) Noble Resilient (CJ50) Noble Resolute (CJ50) Noble Resolve (CJ50) Noble Highlander (JU-2000E) Noble Reacher (CJ50) Noble Intrepid (CJ70) Noble Mick O’Brien (JU-3000N) Noble Regina Allen (JU-3000N) HARSH ENVIRONMENT Noble Interceptor (CJ70) Noble Integrator (CJ70) Noble Innovator (CJ70) ULTRA HARSH ENVIRONMENT Noble Tom Prosser (JU-3000N) Firm contracts, excluding options, per 5/6/24 fleet status Recent Highlights • Innovator: one well extension with BP in the UK 7

Financial Overview ($ millions) Quarter End 3/31/2024 Quarter End 12/31/2023 Revenue 637 643 Adjusted EBITDA 183 201 margin % 29% 31% Net Income 95 150 Diluted EPS 0.66 1.03 Cash flow from operations 129 287 Cash paid for capital expenditures 167 123 Free cash flow (38) 165 Net debt 1 374 225 Leverage 2 0.5x 0.3x Liquidity 3 739 903 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 3/31/24 liquidity includes $212 million cash and cash equivalents plus $527 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 10. 8

2024 Guidance Unchanged Revenue 2,550 - 2,700 Adjusted EBITDA 925 – 1,025 Capital Addit ions, net of reimbursements 400 – 440 $ millions 9

Appendix: Reconciliation to GAAP Measures Reconciliation of Adjusted EBITDA Three Months Ended March 31, Three Months Ended 2024 2023 December 31, 2023 Net income (loss) $ 95,481 $ 108,063 $ 149,700 Income tax (benefit) provision (10,213) (15,804) (4,843) Interest expense, net of amounts capitalized 17,544 16,872 14,600 Interest income and other, net 4,735 (2,026) (1,777) Depreciation and amortization 86,698 69,942 82,933 Amortization of intangible assets and contract liabilities, net (20,353) (53,728) (11,236) Merger and integration costs 9,331 11,631 13,286 Hurricane losses and (recoveries), net — 3,544 (41,823) Adjusted EBITDA $ 183,223 $ 138,494 $ 200,840 Total revenue $ 637,084 $ 610,054 $ 638,535 Adjusted EBITDA margin 29% 23% 31 % Reconciliation of Free Cash Flow Three Months Ended March 31, Three Months Ended 2024 2023 December 31, 2023 Net cash provided by (used in) operating activities $ 128,689 $ (63,080) $ 287,489 Capital expenditures, net of proceeds from insurance claims (166,610) (62,734) (122,641) Free cash flow $ (37,921) $ (125,814) $ 164,848 Reconciliation of Net Debt March 31, 2024 December 31, 2022 Long-term debt $ 586,622 $ 586,203 Cash and cash equivalents 212,467 360,794 Net Debt $ 374,155 $ 225,409